                                                                    Exhibit 99.1

[PLATO LEARNING LOGO]

----------------------------------------------------------FOR IMMEDIATE RELEASE

                                    CONTACT:  DAVID SMITH - INTERIM CEO
                                              LARRY BETTERLEY - SR. VP AND CFO
                                              STEVE SCHUSTER - VP AND TREASURER
                                              952.832.1000

                          PLATO LEARNING, INC. REPORTS
                            FISCAL YEAR 2004 RESULTS

        FOURTH QUARTER REVENUE INCREASES 12% FROM 2003 ON PRO-FORMA BASIS

MINNEAPOLIS, MN - DECEMBER 15, 2004 - PLATO Learning, Inc. (NASDAQ: TUTR), a leading provider of K-adult computer-based and e-learning solutions, today announced revenues for its fourth quarter ended October 31, 2004, totaling $42.4 million. This represents a $14.9 million or a 54% increase versus the $27.5 million reported for the comparable period of fiscal 2003. Revenues for the year ended October 31, 2004, were $141.8 million, a $59.6 million or a 73% increase versus the $82.2 million reported for the same period in 2003. The Company's acquisition of Lightspan, Inc. in November 2003 significantly contributed to the revenue growth for the quarter and year ended October 31, 2004. On a pro-forma basis, including revenues from Lightspan before the acquisition date, revenues grew 12% for the fourth quarter and 10% for the year in 2004 over the comparable periods in 2003.

Reported Revenues          Quarter Ended October 31,                      Year Ended October 31,
                         ------------------------------                ------------------------------
(000's)                      2004            2003          Growth          2004            2003          Growth
                         -------------- --------------- -------------  -------------- --------------- -------------
PLATO Learning                $ 42,420        $ 27,475       54%            $ 141,801       $  82,192       73%
Lightspan (1)                        -          10,500                            969          47,871
                         -------------- ---------------                 -------------- ---------------
                              $ 42,420        $ 37,975       12%            $ 142,770       $ 130,063       10%
                         ============== ===============                 ============== ===============

(1) Lightspan revenues prior to acquisition.


Net earnings for the fourth quarter of 2004 were $2.2 million, or $0.09 per diluted share, as compared to $3.3 million, or $0.20 per diluted share, for the same period of 2003. The net loss for the year ended October 31, 2004, was $1.8 million, or $0.08 per diluted share, as compared to a net loss of $1.7 million or $0.10 per diluted share, for the same period in 2003.

The Company recorded consolidated income tax expense of $1.6 million for the fourth quarter and $2.0 million for the year 2004, compared to an expense of $1.7 million and an income tax benefit of $0.4 million in the same periods for 2003, respectively. The high consolidated tax rate for the 2004 periods is caused by losses in the Company's U.K. subsidiary, which are not offset against U.S. profits for tax expense purposes and for which no tax benefit is recognized, due to the ongoing losses of the U.K. entity. Earnings before taxes were $3.8 million for the fourth quarter 2004 and $0.2 million for the fiscal year 2004, compared to earnings of $5.0 million for fourth quarter 2003 and a loss of $2.1 million for fiscal year 2003.

The acquisition of Lightspan also added significant expenses to the Company's operations, the impact of which has been partially offset by cost reductions from operating synergies of the merged businesses.


Reported Operating Expenses                             Quarter Ended October 31,       Year Ended October 31,
                                                      ------------------------------ ------------------------------
(000's)                                                    2004            2003            2004           2003
                                                      -------------- --------------- --------------- --------------
Operating expenses:
    PLATO Learning (1)                                       22,975          14,599          91,336         55,474
    Lightspan (2)                                                 -          11,199           1,941         54,368
                                                      -------------- --------------- --------------- --------------
    Total                                                    22,975          25,798          93,277        109,842
                                                      ============== =============== =============== ==============
    As a percentage of pro-forma revenues                     54.2%           67.9%           65.3%          84.5%
                                                      ============== =============== =============== ==============

(1) PLATO operating expenses for the year in 2003 exclude $802 of restructuring charges.

(2) Lightspan operating expenses prior to acquisition.


David Smith, Interim CEO, said, "Revenues and earnings for the quarter and year were in line with our revised expectations and showed solid growth over 2003 on a pro-forma basis. This growth was achieved while expending substantial effort to integrate Lightspan operations. Even more notable was the increase in cash and investments of $14.5 million during the quarter to $45.5 million at year-end, driven by strong earnings before the impact of non-cash expenses, improvements in accounts receivable metrics, and growth in deferred revenues."

Mr. Smith continued, "Since assuming the CEO role, much of my time has been spent assessing the business. I've been impressed by the Company's products and depth of intellectual assets, as well as the quality and enthusiasm of its employees. Much has been accomplished, but much more needs to be done to fully realize our growth and earnings potential. The foundation has been set. Now we need to clearly define the Company's focus, refine its processes, and align its resources to enhance profitability and accelerate growth. I firmly believe this can be done, and it will be our priority over the coming year."

The Company highlighted additional key financial information:

     - Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) and restructuring charges were $18.3 million for the year ended October 31, 2004, compared to $9.0 million in 2003.

     - Cash and marketable securities were $45.5 million at October 31, 2004, compared to $31.0 million at July 31, 2004, and $27.7 million at October 31, 2003.

     - Deferred revenue was $51.6 million at October 31, 2004, versus $45.4 million at October 31, 2003, including Lightspan deferred revenue on a pro-forma basis. Both balances reflect a fourth quarter 2004 purchase accounting adjustment of $4.6 million to the Lightspan deferred revenue to align it with the fair value of undelivered educational consulting days at the acquisition date.

     - Stockholders' equity was $159.5 million at October 31, 2004, compared to $109.9 million at October 31, 2003.

USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures used in this press release exclude the impact a 2003 restructuring charge on PLATO Learning's operating results, as well as present EBITDA and certain combined operations as if Lightspan had been acquired as of November 1, 2002. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. PLATO Learning's management views these non-GAAP financial measures to be helpful in assessing the Company's progress in integrating the operations of Lightspan. In addition, these non-GAAP financial measures facilitate management's internal comparisons to PLATO Learning's historical operating results and comparisons to competitors' operating results. PLATO Learning includes these non-GAAP financial measures in its earnings announcement, because the Company believes they are useful to investors in allowing for greater transparency related to supplemental information used by management in its financial and operational analysis. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures as provided with the financial statements attached to this press release.

QUARTERLY CONFERENCE CALL
A conference call to discuss this announcement is scheduled for today at 3:45 p.m. (CT). The dial-in number for this call is 1-877-775-1746. Please call 10 minutes prior to the start of the call and inform the operator you are participating in PLATO Learning's call. Should you be unable to attend the live conference call, a recording will be available to you from 5:00 p.m. (CT) on December 15, 2004, through midnight on December 20, 2004. To access the recording call 1-800-642-1687. At the prompt, enter pass code number 1632269.

ABOUT PLATO LEARNING
PLATO Learning, Inc. is a leading provider of computer-based and e-learning instruction for kindergarten through adult learners, offering curricula in reading, writing, math, science, social studies, and life and job skills. The Company also offers innovative online assessment and accountability solutions and standards-based professional development services. With over 6,000 hours of objective-based, problem-solving courseware, plus assessment, alignment and curriculum management tools, we create standards-based curricula that facilitate learning and school improvement.

With trailing 12-month revenues of approximately $142 million, PLATO Learning, Inc. is a publicly held company traded as TUTR on the NASDAQ. PLATO(R) Learning educational software delivered via networks, CD-ROM, the internet, and private intranets, is primarily marketed to K-12 schools and colleges. The Company also sells to job training programs, correctional institutions, military education programs, corporations, and individuals.

PLATO Learning is headquartered at 10801 Nesbitt Avenue South, Bloomington, Minnesota 55437, 952. 832.1000 or 800.869.2000. The Company has offices throughout the United States, Canada, and the United Kingdom, as well as international distributors in Puerto Rico, Singapore, South Africa, and the United Arab Emirates. For more information, please visit http://www.plato.com.

This announcement includes forward-looking statements. PLATO Learning has based these forward-looking statements on its current expectations and projections about future events. Although PLATO Learning believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. PLATO Learning undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward looking statements made are subject to the risks and uncertainties as those described in the Company's Annual Report on Form 10-K for the year ended October 31, 2003. Actual results may differ materially from anticipated results.

(R) PLATO is a registered trademark of PLATO Learning, Inc. PLATO Learning is a trademark of PLATO Learning, Inc.

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                            THREE MONTHS ENDED                   YEAR ENDED
                                                                OCTOBER 31,                      OCTOBER 31,
                                                      -------------------------------  -------------------------------
                                                            2004             2003            2004             2003
                                                      --------------   --------------  ---------------  --------------
 Revenues:
     License fees                                          $ 24,385         $ 18,942         $ 80,078        $ 52,439
     Subscriptions                                            5,073            1,954           20,718           7,151
     Services                                                 9,093            5,141           30,030          16,738
     Other                                                    3,869            1,438           10,975           5,864
                                                      --------------   --------------  ---------------  --------------
       Total revenues                                        42,420           27,475          141,801          82,192
                                                      --------------   --------------  ---------------  --------------
 Cost of revenues:
     License fees                                             5,107            2,419           15,060           8,217
     Subscriptions                                            1,984            1,008            7,506           3,567
     Services                                                 4,846            2,905           17,373          10,929
     Other                                                    3,916            1,517           10,614           5,468
                                                      --------------   --------------  ---------------  --------------
       Total cost of revenues                                15,853            7,849           50,553          28,181
                                                      --------------   --------------  ---------------  --------------
         Gross profit                                        26,567           19,626           91,248          54,011
                                                      --------------   --------------  ---------------  --------------
 Operating expenses:
     Sales and marketing                                     15,711           10,175           61,586          39,438
     General and administrative                               5,022            3,671           19,469          13,182
     Product development                                      1,131              607            5,973           2,267
     Amortization of intangibles                              1,111              146            4,308             587
     Restructuring charges                                        -                -                -             802
                                                      --------------   --------------  ---------------  --------------
       Total operating expenses                              22,975           14,599           91,336          56,276
                                                      --------------   --------------  ---------------  --------------
         Operating income (loss)                              3,592            5,027              (88)         (2,265)
 Interest income                                                134               22              432             317
 Interest expense                                               (22)             (16)            (122)           (104)
 Other income (expense), net                                     89              (13)             (20)            (56)
                                                      --------------   --------------  ---------------  --------------
     Earnings (loss) before income taxes                      3,793            5,020              202          (2,108)
 Income tax expense (benefit)                                 1,580            1,744            2,030            (441)
                                                      --------------   --------------  ---------------  --------------
     Net earnings (loss)                                   $  2,213         $  3,276         $ (1,828)       $ (1,667)
                                                      ==============   ==============  ===============  ==============
 Earnings (loss) per share:
     Basic                                                 $   0.10         $   0.20         $  (0.08)       $  (0.10)
                                                      ==============   ==============  ===============  ==============
     Diluted                                               $   0.09         $   0.20         $  (0.08)       $  (0.10)
                                                      ==============   ==============  ===============  ==============
 Weighted average common shares outstanding:
     Basic                                                   23,050           16,366           22,637          16,510
                                                      ==============   ==============  ===============  ==============
     Diluted                                                 23,468           16,618           22,637          16,510
                                                      ==============   ==============  ===============  ==============

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                                  OCTOBER 31,         OCTOBER 31,
                                                                                     2004               2003
                                                                                ----------------   -----------------
                                                                                  (Unaudited)
                                     ASSETS
 Current assets:
      Cash and cash equivalents                                                       $  29,235           $  23,834
      Marketable securities                                                              12,615                   -
      Accounts receivable, net                                                           41,852              39,176
      Prepaid expenses and other current assets                                           9,460               4,819
      Deferred income taxes                                                                   -               2,218
                                                                                ----------------   -----------------
          Total current assets                                                           93,162              70,047
 Long-term marketable securities                                                          3,608               3,862
 Equipment and leasehold improvements, net                                                7,946               5,024
 Product development costs, net                                                          17,116              14,738
 Goodwill                                                                                71,267              39,609
 Identified intangible assets, net                                                       39,432              14,707
 Other assets                                                                               174               1,975
                                                                                ----------------   -----------------
      Total assets                                                                    $ 232,705           $ 149,962
                                                                                ================   =================
                      LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
      Accounts payable                                                                $   5,196           $   2,876
      Accrued employee salaries and benefits                                              8,772               6,678
      Accrued liabilities                                                                 6,383               3,600
      Deferred revenue                                                                   43,042              22,192
                                                                                ----------------   -----------------
          Total current liabilities                                                      63,393              35,346
      Deferred revenue                                                                    8,533               4,372
      Deferred income taxes                                                               1,322                   -
      Other liabilities                                                                       7                 312
                                                                                ----------------   -----------------
          Total liabilities                                                              73,255              40,030
                                                                                ----------------   -----------------
 Stockholders' equity:
      Common stock, $.01 par value, 50,000 shares authorized;
          23,095 shares issued and 23,075 outstanding at October 31,
          2004; 17,671 shares issued and 16,370 shares outstanding
          at October 31, 2003                                                               231                 164
      Additional paid in capital                                                        162,956             123,135
      Treasury stock at cost, 20 and 1,301 shares, respectively                            (205)            (11,652)
      Accumulated deficit                                                                (2,850)             (1,022)
      Accumulated other comprehensive loss                                                 (682)               (693)
                                                                                ----------------   -----------------
          Total stockholders' equity                                                    159,450             109,932
                                                                                ----------------   -----------------
             Total liabilities and stockholders' equity                               $ 232,705           $ 149,962
                                                                                ================   =================

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED
                                                                                          OCTOBER 31,
                                                                               --------------------------------
                                                                                    2004              2003
                                                                               --------------    --------------
 OPERATING ACTIVITIES:
 Net loss                                                                           $ (1,828)         $ (1,667)
                                                                               --------------    --------------
 Adjustments to reconcile net loss to net cash
      provided by operating activities:
      Deferred income taxes                                                            2,030              (441)
      Amortization of capitalized product development costs                            6,941             5,720
      Amortization of identified intangible assets                                     7,648             2,239
      Depreciation and amortization of equipment and
          leasehold improvements                                                       3,358             2,227
      Provision for doubtful accounts                                                  2,305             2,476
      Stock-based compensation                                                           217                 -
      Loss on disposal of equipment                                                       53                61
      Changes in assets and liabilities, net of effects of acquisitions:
          Accounts receivable                                                          4,786            (8,442)
          Prepaid expenses and other current and noncurrent assets                    (2,008)             (956)
          Accounts payable                                                              (164)            1,988
          Accrued liabilities, accrued employee salaries and
             benefits and other liabilities                                           (4,183)           (1,492)
          Deferred revenue                                                             7,838             6,850
                                                                               --------------    --------------
             Total adjustments                                                        28,821            10,230
                                                                               --------------    --------------
                 Net cash provided by operating activities                            26,993             8,563
                                                                               --------------    --------------
 INVESTING ACTIVITIES:
 Acquisitions, net of cash acquired                                                    2,460                 -
 Capitalization of product development costs                                          (9,238)           (6,863)
 Capital expenditures                                                                 (3,615)           (2,088)
 Purchases of marketable securities                                                  (13,176)           (5,061)
 Sales and maturities of marketable securities                                           741             1,219
                                                                               --------------    --------------
      Net cash used in investing activities                                          (22,828)          (12,793)
                                                                               --------------    --------------
 FINANCING ACTIVITIES:
 Repurchase of common stock                                                             (205)           (2,161)
 Net proceeds from issuance of common stock                                            1,941                82
 Repayments of capital lease obligations                                                (239)             (258)
                                                                               --------------    --------------
      Net cash provided by (used in) financing activities                              1,497            (2,337)
                                                                               --------------    --------------
 Effect of foreign currency on cash                                                     (261)               11
                                                                               --------------    --------------
 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  5,401            (6,556)
 Cash and cash equivalents at beginning of period                                     23,834            30,390
                                                                               --------------    --------------
 Cash and cash equivalents at end of period                                         $ 29,235          $ 23,834
                                                                               ==============    ==============


                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)

REVENUES                                                  QUARTER ENDED OCTOBER 31,
($000'S)                        ------------------------------------------------------------------------------
                                                 2004                                   2003                      % CHANGE
                                -------------------------------------- --------------------------------------- ------------------
                                     As       Lightspan       Pro           As       Lightspan       Pro          As       Pro
                                  Reported       (1)         Forma       Reported       (1)         Forma       Reported  Forma
                                -------------------------------------- --------------------------------------- ------------------
 License fees                        $24,385         $ -      $24,385       $18,942     $ 4,475       $23,417       29%       4%
 Subscriptions                         5,073           -        5,073         1,954       2,812         4,766      160%       6%
 Services                              9,093           -        9,093         5,141       2,499         7,640       77%      19%
 Other                                 3,869           -        3,869         1,438         714         2,152      169%      80%
                                -------------------------------------- ---------------------------------------
                                     $42,420         $ -      $42,420       $27,475     $10,500       $37,975       54%      12%
                                ====================================== =======================================

(1) Lightspan revenues prior to acquisition.

--------------------------------------------------------------------------------

 OPERATING EXPENSES                 QUARTER ENDED                            QUARTER ENDED
 ($000'S)                         OCTOBER 31, 2004                         OCTOBER 31, 2003
                                ----------------------  -------------------------------------------------------
                                     As        % of          As      Lightspan      Pro         % of Revenue
                                                                                             ------------------
                                  Reported    Revenue     Reported      (1)        Forma      Reported Pro Forma
                                ------------ ---------  ------------------------------------ -------------------
 Sales and marketing                $15,711       37%       $10,175     $ 7,714     $17,889       37%      47%
 General and administrative           5,022       12%         3,671         586       4,257       13%      11%
 Product development                  1,131        3%           607       2,088       2,695        2%       7%
 Amortization of intangibles          1,111        3%           146         811         957        1%       3%
                                ------------            ------------------------------------
                                    $22,975       54%       $14,599     $11,199     $25,798       53%      68%
                                ============            ====================================

                                     QUARTER ENDED             QUARTER ENDED                       QUARTER ENDED
                                     JULY 31, 2004            APRIL 30, 2004                     JANUARY 31, 2004
                                ------------------------  -----------------------  ---------------------------------------------
                                      As         % of          As         % of          As           Pro         % of Revenue
                                                                                                              ------------------
                                   Reported     Revenue     Reported     Revenue     Reported     Forma (2)    Reported Pro Forma
                                -------------- ---------  ------------- ---------  -------------------------- -------------------
 Sales and marketing                  $14,897       37%       $ 15,793       49%       $ 15,185     $ 16,467       57%      60%
 General and administrative             4,915       12%          5,040       16%          4,492        4,802       17%      18%
 Product development                    1,293        3%          1,346        4%          2,203        2,530        8%       9%
 Amortization of intangibles            1,112        3%          1,102        3%            983        1,005        4%       4%
                                --------------            -------------            --------------------------
                                      $22,217       55%       $ 23,281       72%       $ 22,863     $ 24,804       86%      90%
                                ==============            =============            ==========================

(1) Lightspan operating expenses prior to acquisition.
(2) Difference between As Reported and Pro Forma represents $1.9 million of Lightspan operating expenses prior to acquisition.

--------------------------------------------------------------------------------

ORDER SIZE                                QUARTER ENDED OCTOBER 31,
($000'S)                    ------------------------------------------------------------
                                        2004                         2003 (1)                        % CHANGE
                            -----------------------------  -----------------------------  -----------------------------
                                Number         Value           Number         Value           Number         Value
                            -----------------------------  -----------------------------  -----------------------------
  $100 to $249                         28       $  4,335              39       $  5,681            -28%           -24%
  $250 or greater                      20         15,470              16          9,770             25%            58%
                            -----------------------------  -----------------------------
                                       48       $ 19,805              55       $ 15,451            -13%            28%
                            =============================  =============================

 (1) 2003 includes both PLATO Learning and Lightspan.

--------------------------------------------------------------------------------

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)

REVENUES                                          YEAR ENDED OCTOBER 31,
($000'S)              ------------------------------------------------------------------------------------
                                         2004                                     2003                          % CHANGE
                      ---------------------------------------- ------------------------------------------- ------------------
                            As        Lightspan       Pro            As         Lightspan        Pro          As       Pro
                         Reported        (1)         Forma        Reported         (1)          Forma       Reported  Forma
                      ---------------------------------------- ------------------------------------------- ------------------
 License fees               $ 80,078       $   -     $ 80,078        $ 52,439      $23,355      $  75,794       53%       6%
 Subscriptions                20,718         531       21,249           7,151       11,611         18,762      190%      13%
 Services                     30,030         438       30,468          16,738        9,524         26,262       79%      16%
 Other                        10,975           -       10,975           5,864        3,381          9,245       87%      19%
                      ---------------------------------------- -------------------------------------------
                            $141,801       $ 969     $142,770        $ 82,192      $47,871      $ 130,063       73%      10%
                      ======================================== ===========================================

 (1) Lightspan revenues prior to acquisition.

--------------------------------------------------------------------------------

 OPERATING EXPENSES                            YEAR ENDED
 ($000'S)                                    OCTOBER 31, 2004              % OF REVENUE
                                ---------------------------------------- ------------------
                                      As       Lightspan       Pro           As      Pro
                                   Reported       (2)         Forma       Reported  Forma
                                ---------------------------------------- ------------------
 Sales and marketing                 $ 61,586     $1,282       $ 62,868       43%      44%
 General and administrative            19,469        310         19,779       14%      14%
 Product development                    5,973        327          6,300        4%       4%
 Amortization of intangibles            4,308         22          4,330        3%       3%
                                ----------------------------------------
                                     $ 91,336     $1,941       $ 93,277       64%      65%
                                ========================================

                                              YEAR ENDED
                                           OCTOBER 31, 2003                 % OF REVENUE
                                ---------------------------------------- ------------------
                                    As         Lightspan       Pro           As      Pro
                                 Reported (1)     (2)         Forma       Reported  Forma
                                ---------------------------------------- ------------------
 Sales and marketing                 $ 39,438    $31,649       $ 71,087       48%      55%
 General and administrative            13,182      6,434         19,616       16%      15%
 Product development                    2,267      9,641         11,908        3%       9%
 Amortization of intangibles              587      6,644          7,231        1%       6%
                                ----------------------------------------
                                     $ 55,474    $54,368       $109,842       67%      84%
                                ========================================

 (1) Excludes $802 of restructuring charges.

 (2) Lightspan operating expenses prior to acquisition.

--------------------------------------------------------------------------------

  ORDER SIZE                                   YEAR ENDED OCTOBER 31,
  ($000'S)                 ------------------------------------------------------------
                                      2004 (1)                       2003 (2)                        % CHANGE
                            -----------------------------  -----------------------------  -----------------------------
                                Number         Value           Number         Value           Number         Value
                            -----------------------------  -----------------------------  -----------------------------
  $100 to $249                        150       $ 22,304             140       $ 21,359              7%             4%
  $250 or greater                      63         45,013              64         33,279             -2%            35%
                            -----------------------------  -----------------------------
                                      213       $ 67,317             204       $ 54,638              4%            23%
                            =============================  =============================

 (1) 2004 includes $4,275 related to the second quarter Idaho Department of Education contract.
 (2) 2003 includes both PLATO Learning and Lightspan.

--------------------------------------------------------------------------------

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)



 EBITDA (EXCLUDING RESTRUCTURING CHARGES)

                                                             TWELVE MONTHS ENDED
 ($000'S)                                                     OCTOBER 31, 2004
                                    ------------------------------------------------------------------------
                        As Reported    Q1-2004        Q2-2004       Q3-2004        Q4-2004        Total
                                    ------------------------------------------------------------------------
 Net earnings (loss)                      $ (7,535)      $(3,230)      $  6,724       $ 2,213      $ (1,828)
 Income taxes                                  150           150            150         1,580         2,030
 Interest expense                               35            37             28            22           122
 Depreciation and amortization               4,455         4,623          4,388         4,481        17,947
 Restructuring charge                            -             -              -             -             -
                                    ------------------------------------------------------------------------
                                          $ (2,895)      $ 1,580       $ 11,290       $ 8,296      $ 18,271
                                    ========================================================================

                                                               TWELVE MONTHS ENDED
                                                                OCTOBER 31, 2003
                                    ------------------------------------------------------------------------
                        As Reported    Q1-2003        Q2-2003       Q3-2003        Q4-2003        Total
                                    ------------------------------------------------------------------------
 Net earnings (loss)                      $ (3,407)     $ (1,821)       $   285       $ 3,276       $(1,667)
 Income taxes                               (2,350)       (1,435)         1,600         1,744          (441)
 Interest expense                               24            30             34            16           104
 Depreciation and amortization               2,319         2,231          2,782         2,854        10,186
 Restructuring charge                          380             -            422             -           802
                                    ------------------------------------------------------------------------
                                          $ (3,034)     $   (995)       $ 5,123       $ 7,890       $ 8,984
                                    ========================================================================